UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) June 30, 2005


                          ONE LIBERTY PROPERTIES, INC.
                          ----------------------------
               (Exact name of Registrant as specified in charter)


    Maryland                       001-09279                      13-3147497
    ------------------------------------------------------------------------
   (State or other            (Commission file No.)            (IRS Employer
    jurisdiction of                                               I.D. No.)
    incorporation)


          60 Cutter Mill Road, Suite 303, Great Neck, New York   11021
          -------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)


        Registrant's telephone number, including area code     516-466-3100

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
Exchange Act (17 CFR 240.13e-4(c))


Item 8.01  Other Events.

On June 30, 2005, Elpans LLC, a wholly-owned subsidiary of the registrant ("Seller"), sold the unused development or "air" rights relating to Seller's property located at 300 Gold Street, Brooklyn, New York (the "Property") to A.P. Development L.L.C. ("Buyer") for $11,000,000, pursuant to that certain Contract of Sale, dated as of December 21, 2004, between Seller and Buyer, a copy of which was filed as an exhibit to registrant's 8-K filed on December 21, 2004. The purchaser also paid certain closing expenses of the Seller.

In addition, in accordance with the terms and conditions of the Contract of Sale, Seller and Buyer entered into a Zoning Lot and Development Agreement, dated as of June 30, 2005, pursuant to which Seller and Buyer agreed to certain procedures and restrictions in respect of the development by the Seller of the Property and by the Buyer of Buyer's adjacent property.

Seller will report a gain of approximately $9,800,000 on the sale of the unused development or "air" rights relating to the Property. This gain will be recognized by the registrant for financial reporting purposes, but registrant anticipates that this gain will be deferred for federal income tax purposes by Seller entering into a 1031 tax-deferred exchange, and using the sale proceeds to acquire one or more replacement properties. As of this date, Seller has not identified replacement properties and can make no assurance that it will be able to locate suitable replacement properties in accordance with applicable statutory and regulatory requirements.

Caution Concerning Forward-Looking Statements: Materials included in this filing may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Statements that include the words "may," "will," "would," "could," "should," "believes," "estimates," "projects," "potential," "expects," "plans," "anticipates," "intends," "continues," "forecast," "designed," "goal," or the negative of those words or other comparable words should be considered uncertain and forward-looking.

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ONE LIBERTY PROPERTIES, INC.


Date:    June 30, 2005                    By:  /s/ Mark H. Lundy
                                               ------------------
                                               Mark H. Lundy
                                               Vice President and Secretary